EXHIBIT 21

SUBSIDIARIES OF MOODY’S CORPORATION

The following is a list of active, majority-owned subsidiaries of Moody’s Corporation as of December 31, 2018.

U.S. Entities

Bureau van Dijk Electronic Publishing Inc.	New York
DVBS, Inc.	Delaware
GGYAXIS, Inc.	Delaware
Lewtan Technologies, Inc.	Massachusetts
MIS Asset Holdings, Inc.	Delaware
MIS Quality Management Corp.	Delaware
Moody’s Advisors Inc.	Delaware
Moody’s Analytics, Inc.	Delaware
Moody’s Analytics Knowledge Services (US) Inc.	Delaware
Moody’s Analytics Knowledge Services Analysis (US) Inc.	Delaware
Moody’s Analytics Knowledge Services Solutions (US) Inc.	Delaware
Moody’s Analytics Solutions, LLC	Delaware
Moody’s Assurance Company, Inc.	New York
Moody’s Assureco, Inc.	Delaware
Moody’s Capital Markets Research, Inc.	Delaware
Moody’s Group Holdings, Inc.	Delaware
Moody’s Holdings LLC	Delaware
Moody’s International LLC	Delaware
Moody’s Investors Service, Inc.	Delaware
Moody’s Overseas Holdings, Inc.	Delaware
Moody’s Risk Assessments Holdings LLC	Delaware
Moody’s Risk Assessments, Inc.	Delaware
Moody’s Shared Services, Inc.	Delaware
Omega Performance Corporation	California
Reis, Inc.	Maryland
Reis Services, LLC	Maryland
The Moody’s Foundation	New York
Wellsford Capital	Maryland

Non-U.S. Entities

Administracion de Calificadoras, S.A. de C.V.	Mexico
Bureau van Dijk Editions Electroniques S.A.	Switzerland
Bureau van Dijk Editions Electroniques S.A.	Belgium
Bureau van Dijk Editions Electroniques S.A.S.	France
Bureau van Dijk Edizioni Elettroniche S.p.a	Italy
Bureau van Dijk Electronic Publishing AB	Sweden
Bureau van Dijk Electronic Publishing ApS	Denmark
Bureau van Dijk Electronic Publishing B.V.	Netherlands
Bureau van Dijk Electronic Publishing Beijing Co., Ltd.	China
Bureau van Dijk Electronic Publishing GmbH	Germany
Bureau van Dijk Electronic Publishing GmbH	Austria
Bureau van Dijk Electronic Publishing Hong Kong Limited	Hong Kong
Bureau van Dijk Electronic Publishing K.K.	Japan
Bureau van Dijk Electronic Publishing LLC	Korea
Bureau van Dijk Electronic Publishing Ltd.	UK
Bureau van Dijk Electronic Publishing Pte. Ltd.	Singapore

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Bureau van Dijk Electronic Publishing Pty. Ltd.	Australia
Bureau van Dijk Electronic Publishing S.A. de C.V.	Mexico
Bureau van Dijk Electronic Publishing Unipessoal Lda.	Portugal
Bureau van Dijk Electroniq Publishing S.A. (Pty) Ltd	South Africa
Bureau van Dijk EP DMCC	UAE
Bureau van Dijk Publicaçao Eletronica Ltda.	Brazil
Bureau van Dijk Publicaciones Electronicas S.A.	Spain
Equilibrium (Chile) Holding SpA	Chile
Equilibrium Calificadora de Riesgo S.A.	Panama
Equilibrium Clasificadora de Riesgo S.A.	Peru
Fermat International SA	Belgium
Gilliland Gold Young Consulting Inc.	Canada
ICRA Lanka Limited	Sri Lanka
ICRA Limited	India
ICRA Management Consulting Services Limited	India
ICRA Nepal Limited	Nepal
ICRA Online Limited	India
KIS Pricing, Inc.	Korea
Korea Investors Service, Inc.	Korea
MA Knowledge Services Research (India) Private Limited	India
MA KS Solutions (India) Private Limited	India
Midroog Ltd.	Israel
MIS Support Center Private Limited	India
MIS Support Services CR Sociedad de Responsabilidad Ltda.	Costa Rica
Moody’s (China) Limited	China
Moody’s (Japan) K.K.	Japan
Moody’s (UK) Limited	UK
Moody’s America Latina Ltda.	Brazil
Moody’s Analytics (DIFC) Limited	UAE
Moody’s Analytics (India) Private Limited	India
Moody’s Analytics (Malaysia) Sdn.Bhd.	Malaysia
Moody’s Analytics (Thailand), Co. Ltd.	Thailand
Moody’s Analytics Australia Pty. Ltd.	Australia
Moody’s Analytics Canada Inc.	Canada
Moody’s Analytics Consulting Services (Beijing) Co., Ltd. (f/k/a Copal Business Consulting (Beijing) Co., Limited)	China
Moody’s Analytics Czech Republic s.r.o.	Czech Republic
Moody’s Analytics Deutschland GmbH	Germany
Moody’s Analytics do Brazil Solucoes para Gerenciamento de Risco de Credito Ltda	Brazil
Moody’s Analytics Global Education (Canada), Inc.	Canada
Moody’s Analytics Holdings (UK) Limited	UK
Moody’s Analytics Hong Kong Ltd.	Hong Kong
Moody’s Analytics International Licensing Gmbh	Switzerland
Moody’s Analytics Ireland Ltd.	Ireland
Moody’s Analytics Japan K.K.	Japan
Moody’s Analytics Knowledge Services (BVI) Limited	British Virgin Islands
Moody’s Analytics Knowledge Services (Hong Kong) Limited	Hong Kong
Moody’s Analytics Knowledge Services (India) Private Ltd.	India
Moody’s Analytics Knowledge Services (Jersey) Limited	Jersey
Moody’s Analytics Knowledge Services (Mauritius) Limited	Mauritius
Moody’s Analytics Knowledge Services (Singapore) Pte. Ltd.	Singapore
Moody’s Analytics Knowledge Services (UK) Limited	UK
Moody’s Analytics Knowledge Services Costa Rica S.A.	Costa Rica
Moody’s Analytics Knowledge Services Holdings (Mauritius) Limited	Mauritius
Moody’s Analytics Knowledge Services Lanka (Private) Limited	Sri Lanka

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Moody’s Analytics Knowledge Services Research (Mauritius) Limited	Mauritius
Moody’s Analytics Korea Co., Ltd	Korea
Moody’s Analytics SAS	France
Moody’s Analytics Singapore Pte Ltd.	Singapore
Moody’s Analytics Technical Services (Hong Kong) Ltd.	Hong Kong
Moody’s Analytics Technical Services (UK) Limited	UK
Moody’s Analytics UK Limited	UK
Moody’s Asia Pacific Group (Singapore) Pte. Ltd.	Singapore
Moody’s Asia Pacific Ltd.	Hong Kong
Moody’s Canada Inc.	Canada
Moody’s Canada LP	Canada
Moody’s China (B.V.I.) Limited	British Virgin Islands
Moody’s Company Holdings (BVI) I Limited	British Virgin Islands
Moody’s Company Hong Kong Ltd.	Hong Kong
Moody’s Credit Ratings (China) Limited	China
Moody’s de Mexico, S.A. de C.V., I.C.V	Mexico
Moody’s Deutschland GmbH	Germany
Moody’s Eastern Europe LLC	Russia
Moody’s EMEA Financing (Cyprus) Ltd	Cyprus
Moody’s EMEA Holdings Limited	UK
Moody’s Equilibrium I (BVI) Holding Corporation	British Virgin Islands
Moody’s Equilibrium II (BVI) Holding Corporation	British Virgin Islands
Moody’s Finance (BVI) Limited	British Virgin Islands
Moody’s Financing (BVI) Limited	British Virgin Islands
Moody’s Financing (Cyprus) Limited	Cyprus
Moody’s France SAS	France
Moody’s Group (BVI) Limited	British Virgin Islands
Moody’s Group (Holdings) Unlimited	UK
Moody’s Group Australia Pty Ltd.	Australia
Moody’s Group Cyprus Ltd.	Cyprus
Moody’s Group Deutschland GmbH	Germany
Moody’s Group Finance Limited	UK
Moody’s Group France SAS	France
Moody’s Group Holdings (BVI) Limited	British Virgin Islands
Moody’s Group Japan G.K.	Japan
Moody’s Group NL B.V.	Netherlands
Moody’s Group UK Ltd.	UK
Moody’s Holdings (B.V.I.) Limited	British Virgin Islands
Moody’s Holdings Ltd.	UK
Moody’s Holdings NL B.V.	Netherlands
Moody’s Indonesia (B.V.I) Limited	British Virgin Islands
Moody’s Information Consulting (Shenzhen) Co. Ltd.	China
Moody’s International (UK) Limited	UK
Moody’s International Holdings (Cyprus) Limited	Cyprus
Moody’s International Holdings (UK) Limited	UK
Moody’s Investment Company India Private Limited	India
Moody’s Investors Service (Beijing), Ltd.	China
Moody’s Investors Service (BVI) Limited	British Virgin Islands
Moody’s Investors Service (Korea) Inc.	Korea
Moody’s Investors Service (Nordics) AB	Sweden
Moody’s Investors Service Cyprus Ltd.	Cyprus
Moody’s Investors Service EMEA Limited	UK
Moody’s Investors Service Espana SA	Spain
Moody’s Investors Service Hong Kong Ltd.	Hong Kong
Moody’s Investors Service India Private Limited	India
Moody’s Investors Service Limited	UK

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Moody’s Investors Service Middle East Limited	UAE
Moody’s Investors Service Pty Limited	Australia
Moody’s Investors Service Singapore Pte. Ltd.	Singapore
Moody’s Investors Service South Africa (Pty) Limited	South Africa
Moody’s Israel Holdings Inc.	British Virgin Islands
Moody’s Italia S.r.l.	Italy
Moody’s Latin America Agente de Calificacion de Riesgo S.A.	Argentina
Moody’s Latin America Holding Corp.	British Virgin Islands
Moody’s Lithuania, UAB	Lithuania
Moody’s Mauritius Holdings Ltd.	Mauritius
Moody’s Risk Assessments Limited	UK
Moody’s SF Japan K.K.	Japan
Moody’s Shared Services India Private Ltd	India
Moody’s Shared Services UK Limited	UK
Moody’s Singapore Pte. Ltd.	Singapore
Moody’s South Africa (B.V.I.) Ltd.	British Virgin Islands
Omega Performance Corp./S.C.C. Á Rendement Omega	Canada
Omega Performance Corporation Pty. Limited	Australia
Omega Performance NZ Limited	New Zealand
Omega Performance Pte. Ltd.	Singapore
Pragati Development Consulting Services Ltd	India
PT ICRA Indonesia	Indonesia
Yellow Maple Holding B.V.	Netherlands
Yellow Maple I B.V.	Netherlands
Yellow Maple II B.V.	Netherlands
Yellow Maple Syrup I B.V.	Netherlands
Yellow Maple Syrup II B.V.	Netherlands
Zephus Ltd.	UK

MOODY’S 2018 10-K	143